[logo] M F S(R)                                                 ANNUAL REPORT
INVESTMENT MANAGEMENT                                           AUGUST 31,2001

[graphic omitted]

MFS(R) JAPAN EQUITY FUND

MFS(R) JAPAN EQUITY FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ -- Private Investor                   Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ -- Chief of Cardiac              Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ -- Chief             Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ -- Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ -- Principal, Robb                  State Street Bank and Trust Company
Associates (corporate financial consultants);
President, Benchmark Consulting Group, Inc.              AUDITORS
(office services)                                        Ernst & Young LLP

Arnold D. Scott* -- Senior Executive Vice                INVESTOR INFORMATION
President and Director, MFS Investment                   For information on MFS mutual funds, call your
Management                                               investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* -- Chairman and Chief                 business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management             (or leave a message anytime).

J. Dale Sherratt+ -- President, Insight                  INVESTOR SERVICE
Resources, Inc. (acquisition planning                    MFS Service Center, Inc.
specialists)                                             P.O. Box 2281
                                                         Boston, MA 02107-9906
Ward Smith+ -- Private Investor
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from 8 a.m. to
Massachusetts Financial Services Company                 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
DISTRIBUTOR                                              business day from 9 a.m. to 5 p.m. Eastern
MFS Fund Distributors, Inc.                              time. (To use this service, your phone must be
500 Boylston Street                                      equipped with a Telecommunications Device for
Boston, MA 02116-3741                                    the Deaf.)

CHAIRMAN AND PRESIDENT                                   For share prices, account balances, exchanges,
Jeffrey L. Shames*                                       or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
DIRECTOR OF INTERNATIONAL EQUITY RESEARCH                touch-tone telephone.
David A. Antonelli*
                                                         WORLD WIDE WEB
TREASURER                                                www.mfs.com
James O. Yost*

+ Independent Trustee
* MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

   o  information we receive from you on applications or other forms

   o information about your transactions with us, our affiliates, or others, and

   o  information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

THE EFFECTS ON THE FINANCIAL MARKETS:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) -- we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

HOW MFS IS RESPONDING:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom- up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed-income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended August 31, 2001, the fund provided a total return of -30.58%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a -33.96% return over the same period for the fund's benchmark, the Tokyo Price Index (the TOPIX). The TOPIX is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. Over the same period, the average Japanese fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -40.12%.

The fund seeks to provide capital appreciation by investing in common stocks and related securities of companies with above-average growth potential whose principal activities are located in Japan. It may also invest in stocks that are, in our opinion, undervalued. The fund may invest in securities of companies of any size. The fund is nondiversified, which means that it may invest a relatively high percentage of its assets in a small number of holdings.

In selecting securities for the portfolio, we use a bottom-up approach to look for companies that possess strong management teams with clearly defined strategies, strong franchises with substantial barriers to new entrants, strong cash flows, recurring revenue streams, potential for high profit margins, and a catalyst that may accelerate growth.

The overall Japanese market was strongly negative over the period. In our view, several factors contributed to its continuing decline. Technology stocks were hurt by a combination of inflated valuations and worsening earnings expectations. Investors became increasingly concerned about how the ongoing global economic slowdown would affect Japan. And in the latter half of the period, investors expressed disappointment that the new Koizumi government had not moved as quickly as expected to address the banking system's bad loan problem -- one of the largest issues standing in the way of a Japanese recovery.

In this environment, the fund sold a number of holdings -- particularly in the industrial goods and services sector -- that had performed poorly and whose prospects no longer appeared strong to us. These included our positions in Mitsui Mining & Smelting, whose earnings fell apart on the global technology slowdown; Sony, whose consumer electronics business had not lived up to expectations, in part due to disappointing sales of its Play Station 2 gaming computer; and Sumitomo Electric, whose medium-term earnings prospects became less appealing due to the global slowdown in demand for optical fiber and related networking equipment.

In general, we positioned the fund over the period to favor companies that we felt offered growth prospects in a slowing global economy, including Honda Motor, a company in the autos and housing sector that continued to gain share in U.S. and Japanese markets, and Asahi Breweries in the consumer staples sector. Other holdings that performed well included Tokyo Gas, pharmaceutical firms Chugai and Welfide, and clothing retailer Fast Retailing. Although the latter stock came down toward the end of the period, we locked in some profits by selling a large part of our position in mid-2001. We believe Fast Retailing remains a firm with a strong business model and good growth prospects.

     Respectfully,

 /s/ David A. Antonelli

     David A. Antonelli
     Director of International Equity Research

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, the fund offers only Class A shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of the fund's Class A shares in comparison to its benchmarks. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS JAPAN EQUITY FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, June 1, 2000, through August 31, 2001. Index information is from June 1, 2000.)

            MFS Japan Equity Fund
                 -  Class A              Tokyo Price Index
----------------------------------------------------------
6/00              $ 9,425                   $10,000
8/00                9,123                     9,997
8/01                6,334                     6,602


TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001
CLASS A
                                                        1 Year         Life*
----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -30.58%       -32.80%
----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     -30.58%       -27.25%
----------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -34.57%       -30.62%
----------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                        1 Year         Life*
----------------------------------------------------------------------------
Tokyo Price Index#                                     -33.96%       -28.27%
----------------------------------------------------------------------------
Average Japanese fund+                                 -40.12%       -33.74%
----------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, June 1, 2000, through August 31, 2001. Index information is from
    June 1, 2000.
(+) Average annual rates of return.
  # Source: Bloomberg.
  + Lipper Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFCANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - August 31, 2001

Stocks - 98.3%
------------------------------------------------------------------------------
ISSUER                                                 SHARES            VALUE
------------------------------------------------------------------------------
Japan - 98.3%
  Automotive - 10.8%
    Fuji Heavy Industries Ltd.                         16,000       $  107,287
    Honda Motor Co.                                     7,200          260,197
                                                                    ----------
                                                                    $  367,484
------------------------------------------------------------------------------
  Building Products - 1.4%
    Daikin Industries Ltd.                              3,000       $   48,319
------------------------------------------------------------------------------
  Business Services - 3.0%
    Secom Co., Ltd.                                     2,000       $  103,277
------------------------------------------------------------------------------
  Consumer Goods & Services - 0.8%
    Shiseido Co., Ltd.                                  3,000       $   28,532
------------------------------------------------------------------------------
  Electronics - 16.5%
    Canon, Inc.                                         7,000       $  211,103
    Murata Manufacturing Co., Ltd.                      1,900          113,638
    Nippon Foundry, Inc.                                    6           33,864
    Stanley Electric Co., Ltd.                         19,000          137,806
    Taiyo Yuden Co., Ltd.                               3,000           50,796
    Tokki Corp.                                         1,000           15,753
                                                                    ----------
                                                                    $  562,960
------------------------------------------------------------------------------
  Entertainment - 2.3%
    Tokyo Broadcasting System, Inc.                     4,000       $   77,500
------------------------------------------------------------------------------
  Financial Services - 4.1%
    Acom Co., Ltd.                                        900       $   80,591
    Aeon Credit Service Co., Ltd.                         600           33,359
    Aiful Corp.                                           300           27,142
                                                                    ----------
                                                                    $  141,092
------------------------------------------------------------------------------
  Food & Beverage Products - 8.2%
    Ajinomoto Co., Inc.                                 4,000       $   43,332
    Asahi Breweries Ltd.                               19,000          189,664
    ITO EN Ltd.                                           900           46,323
                                                                    ----------
                                                                    $  279,319
------------------------------------------------------------------------------
  Insurance - 8.6%
    AFLAC, Inc.                                         3,700       $  101,824
    Dowa Fire & Marine Insurance Co., Ltd.              7,000           30,958
    Nichido Fire & Marine Insurance Co., Ltd.           3,000           21,455
    Tokio Marine & Fire Insurance Co., Ltd.             9,000           95,148
    Yasuda Fire & Marine Insurance Co., Ltd.            6,000           43,720
                                                                    ----------
                                                                    $  293,105
------------------------------------------------------------------------------
  Machinery - 0.6%
    Disco Corp.                                           500       $   19,122
------------------------------------------------------------------------------
  Medical & Health Products - 2.6%
    Shionogi & Co., Ltd.                                5,000       $   89,714
------------------------------------------------------------------------------
  Pharmaceuticals - 12.6%
    Chugai Pharmaceutical Co., Ltd.                    13,000       $  209,932
    Daiichi Pharmaceutical Co.                          1,000           23,418
    Taisho Pharmaceutical Co., Ltd.                     1,000           20,133
    Welfide Corp.                                      17,000          175,428
                                                                    ----------
                                                                    $  428,911
------------------------------------------------------------------------------
  Photographic Products - 2.1%
    Olympus Optical Co.                                 5,000       $   71,182
------------------------------------------------------------------------------
  Restaurants & Lodging - 2.6%
    Saizeriya Co., Ltd.                                 2,470       $   87,806
------------------------------------------------------------------------------
  Retail - 8.1%
    Fast Retailing Co.                                  2,000       $  252,717
    United Arrows Ltd.                                    800           23,250
                                                                    ----------
                                                                    $  275,967
------------------------------------------------------------------------------
  Telecommunications - 7.9%
    NTT DoCoMo, Inc.                                       22       $  270,575
------------------------------------------------------------------------------
  Tire & Rubber - 0.8%
    Tokai Rubber Industries, Ltd.                       3,000       $   26,283
------------------------------------------------------------------------------
  Utilities - Gas - 5.3%
    Tokyo Gas Co., Ltd.                                54,000       $  181,956
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,844,418)                          $3,353,104
------------------------------------------------------------------------------

Repurchase Agreement - 1.5%
------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
------------------------------------------------------------------------------
    Merrill Lynch, dated 08/31/01, due 09/04/01,
      total to be received $52,021 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                      $       52       $   52,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,896,418)                     $3,405,104
Other Assets, Less Liabilities - 0.2%                                    6,192
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $3,411,296
------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2001
-------------------------------------------------------------------------------
Assets:
Investments -

  Identified cost                                              $ 3,896,418
  Unrealized depreciation                                         (491,314)
                                                               -----------
        Total investments, at value                            $ 3,405,104
  Foreign currency, at value (identified cost, $3,775)               3,947
  Receivable for investments sold                                   14,721
  Interest and dividends receivable                                  1,970
                                                               -----------
        Total assets                                           $ 3,425,742
                                                               -----------

Liabilities:
  Payable to custodian                                         $    14,328
  Payable to affiliates -
    Management fee                                                      95
    Reimbursement fee                                                   23
                                                               -----------
      Total liabilities                                        $    14,446
                                                               -----------
Net assets                                                     $ 3,411,296
                                                               ===========

Net assets consist of:

  Paid-in capital                                              $ 5,027,850
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies               (491,098)
  Accumulated net realized loss on investments and
    foreign currency transactions                               (1,125,456)
  Accumulated net investment income                                  --
                                                               -----------
      Total                                                    $ 3,411,296
                                                               ===========
Shares of beneficial interest outstanding                          507,334
                                                               ===========

Net asset value, offering price, and redemption price per
  share (net assets / shares of beneficial interest
  outstanding)                                                   $ 6.72
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
--------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                 $    25,076
    Interest                                                        6,386
    Foreign taxes withheld                                         (3,681)
                                                              -----------
      Total investment income                                 $    27,781
                                                              -----------

  Expenses -
    Management fee                                            $    41,031
    Shareholder servicing agent fee                                 4,103
    Distribution and service fee                                   14,361
    Administrative fee                                                579
    Auditing fees                                                  12,802
    Custodian fee                                                   9,624
    Printing                                                        8,427
    Legal fees                                                      7,702
    Postage                                                           159
    Miscellaneous                                                   4,768
                                                              -----------
      Total expenses                                          $   103,556
    Fees paid indirectly                                             (805)
    Reduction of expenses by investment adviser and
      distributor                                                 (51,462)
                                                              -----------
      Net expenses                                            $    51,289
                                                              -----------
        Net investment loss                                   $   (23,508)
                                                              -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                   $(1,060,370)
    Foreign currency transactions                                  (1,422)
                                                              -----------

      Net realized loss on investments and foreign
        currency transactions                                 $(1,061,792)
                                                              -----------

  Change in unrealized appreciation (depreciation) -
    Investments                                               $  (409,751)
    Translation of assets and liabilities in foreign
       currencies                                                     300
                                                              -----------
      Net unrealized loss on investments and foreign
        currency translation                                  $  (409,451)
                                                              -----------

        Net realized and unrealized loss on investments
          and foreign currency                                $(1,471,243)
                                                              -----------
          Decrease in net assets from operations              $(1,494,751)
                                                              ===========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED             PERIOD ENDED
                                                                    AUGUST 31, 2001         AUGUST 31, 2000*
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                   $   (23,508)             $    (9,424)
  Net realized loss on investments and foreign currency
    transactions                                                         (1,061,792)                 (70,928)
  Net unrealized loss on investments and foreign currency
    translation                                                            (409,451)                 (81,647)
                                                                        -----------              -----------
      Decrease in net assets from operations                            $(1,494,751)             $  (161,999)
                                                                        -----------              -----------
Net increase in net assets from fund share transactions                 $    30,170              $ 5,037,876
                                                                        -----------              -----------
      Total increase (decrease) in net assets                           $(1,464,581)             $ 4,875,877
Net assets:
  At beginning of period                                                $ 4,875,877              $      --
                                                                        -----------              -----------
  At end of period                                                      $ 3,411,296              $ 4,875,877
                                                                        -----------              -----------
  Accumulated net investment loss included in net assets at
    end of period                                                       $      --                $   (10,316)
                                                                        ===========              ===========

*For the period from the commencement of the fund's investment operations, June 1, 2000, through August 31, 2000.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED              PERIOD ENDED
                                                              AUGUST 31, 2001          AUGUST 31, 2000*
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $ 9.68                    $10.00
                                                                       ------                    ------

Income from investment operations# -
  Net investment loss(S)                                               $(0.05)                   $(0.02)
  Net realized and unrealized loss on investments and
    foreign currency                                                    (2.91)                    (0.30)
                                                                       ------                    ------
      Total from investment operations                                 $(2.96)                   $(0.32)
                                                                       ------                    ------
Less distributions declared to shareholders from net
investment income                                                        --                        --
                                                                       ------                    ------
Net asset value - end of period                                        $ 6.72                    $ 9.68
                                                                       ======                    ======
Total return(+)                                                        (30.58)%                   (3.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             1.27%                     1.42%+
  Net investment loss                                                   (0.57)%                   (0.77)%+
Portfolio turnover                                                        117%                       21%
Net assets at end of period (000 Omitted)                              $3,411                    $4,876

(S)  Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. In addition the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net invetment loss per share and ratios would have been:
       Net investment loss                                             $(0.15)                   $(0.07)
       Ratios (to average net assets):
         Expenses##                                                      2.52%                     3.65%+
         Net investment loss                                            (1.82)%                   (3.00)%+
  *  For the period from the commencement of the fund's investment operations, June 1, 2000, through
     August 31, 2000.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Japan Equity Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similiar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments. During the year ended August 31, 2001, accumulated net investment loss decreased by $33,824, accumulated net realized loss on investments and foreign currency transactions decreased by $1,422, and paid-in capital decreased by $35,246 due to differences between book and tax accounting for net investment losses and currency transactions. This change had no effect on the net assets or net asset value per share. At August 31, 2001, accumulated undistributed net investment income and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for foreign currency and capital losses.

At August 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $189,196 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2008, ($63,475) and August 31, 2009, ($125,721).

(3) Transactions with Affiliates Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets. The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 2001, aggregate unreimbursed expenses amounted to $64,367.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services for the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the fund for the year ended August 31, 2001.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. The funds payment of the 0.10% per annum Class A distribution fee and the 0.25% per annum Class A service fee are currently being waived by MFD.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A shares during the year ended August 31, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $4,832,589 and $4,610,350, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $3,910,020
                                                               ----------
Gross unrealized depreciation                                  $ (622,754)
Gross unrealized appreciation                                     117,838
                                                               ----------
    Net unrealized depreciation                                $ (504,916)
                                                               ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                            YEAR ENDED AUGUST 31, 2001             PERIOD ENDED AUGUST 31, 2000*
                                      --------------------------------          --------------------------------
                                           SHARES               AMOUNT               SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                 3,732          $    30,970              503,739          $ 5,038,388
Shares issued to shareholders in
  reinvestment of distributions              --                   --                   --                   --
Shares reacquired                             (87)                (800)                 (50)                (512)
                                      -----------          -----------          -----------          -----------
    Net increase                            3,645          $    30,170              503,689          $ 5,037,876
                                      ===========          ===========          ===========          ===========

* For the period from the commencement of the fund's investment operations,  June 1, 2000, through August 31, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2001, was $25. The fund had no borrowings during the year.

                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Japan Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Japan Equity Fund (the fund), including the schedule of portfolio investments, as of August 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 1, 2000 (commencement of operations) to August 31, 2000. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Japan Equity Fund at August 31, 2001, the results of its operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 1, 2000 (commencement of operations) to August 31, 2000. In conformity with accounting principles generally accepted in the United States.

                                              ERNST & YOUNG LLP

Boston, Massachusetts
October 5, 2001

FEDERAL TAX INFORMATION

In January 2002, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2001.

MFS(R) Japan Equity Fund

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston,MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               INC-2-1 10/01 700